Exhibit 99.1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of VWR Corporation.

This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

24th day of November, 2017.

VARIETAL DISTRIBUTION HOLDINGS, LLC

By:	/s/ Mark B. Tresnowski
Name: Mark B. Tresnowski
Its: Assistant Secretary

MADISON DEARBORN CAPITAL PARTNERS V-A, L.P.

By: Madison Dearborn Partners V-A&C, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Mark B. Tresnowski
Name: Mark B. Tresnowski
Its: Managing Director

MADISON DEARBORN CAPITAL PARTNERS V-C, L.P.

By: Madison Dearborn Partners V-A&C, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Mark B. Tresnowski
Name: Mark B. Tresnowski
Its: Managing Director

MADISON DEARBORN CAPITAL PARTNERS V EXECUTIVE-A, L.P.

By: Madison Dearborn Partners V-A&C, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Mark B. Tresnowski
Name: Mark B. Tresnowski
Its: Managing Director

MDCP CO-INVESTORS (VARIETAL), L.P.

By: Madison Dearborn Partners V-A&C, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Mark B. Tresnowski
Name: Mark B. Tresnowski
Its: Managing Director

MDCP CO-INVESTORS (VARIETAL-2), L.P.

By: Madison Dearborn Partners V-A&C, L.P.
Its: General Partner

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Mark B. Tresnowski
Name: Mark B. Tresnowski
Its: Managing Director

MADISON DEARBORN PARTNERS V-A&C, L.P.

By: Madison Dearborn Partners, LLC
Its: General Partner

By:	/s/ Mark B. Tresnowski
Name: Mark B. Tresnowski
Its: Managing Director

MADISON DEARBORN PARTNERS, LLC

By:	/s/ Mark B. Tresnowski
Name: Mark B. Tresnowski
Its: Managing Director

/s/ Paul J. Finnegan
Paul J. Finnegan

/s/ Samuel M. Mencoff
Samuel M. Mencoff

/s/ Nicholas W. Alexos
Nicholas W. Alexos

/s/ Timothy P. Sullivan
Timothy P. Sullivan